                                                                    EXHIBIT 99.3


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Elijio V. Serrano, Chief Financial Officer of EGL, Inc., a Texas corporation (the "Company"), hereby certify, to my knowledge, that:

         (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   August 14, 2002               /s/ ELIJIO V. SERRANO
                                       -----------------------
                                       Elijio V. Serrano
                                       Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.



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